Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information is presented as a result of the acquisition of the Marriott London Grosvenor Square hotel and gives effect to the following transactions (a) the acquisition of an interest in two joint ventures which own the Chicago and Miami InterContinental hotels on April 1, 2005, (b) the acquisition of the Four Seasons Washington D.C. on March 1, 2006, (c) the acquisition of the Westin St. Francis San Francisco Hotel on June 1, 2006, (d) the acquisition of the Ritz-Carlton Laguna Niguel on July 7, 2006, (e) the acquisition of our joint venture partner’s 65% interest in the InterContinental Prague Hotel on August 3, 2006, (f) the acquisition of the Marriott London Grosvenor Square on August 31, 2006, (g) the disposition of the Marriott Rancho Las Palmas Resort on July 14, 2006, (h) the disposition of the Burbank Airport Hilton & Convention Center on September 7, 2006 (i) a July 2006 mortgage loan and an August 2006 mortgage loan, (j) our March 2005; January and May 2006 preferred stock offerings, and (k) our January and May 2006 common stock offerings.

The historical financial information as of June 30, 2006 and for the six months then ended has been derived from our unaudited financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 and the historical financial information for the year ended December 31, 2005 has been derived from our audited financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2005.

The unaudited pro forma balance sheet data as of June 30, 2006 is presented as if the transactions described above had occurred on June 30, 2006. The unaudited pro forma statement of operations data for the six months ended June 30, 2006 and for the year ended December 31, 2005 are presented as if the transactions described above had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast our consolidated results of operations for any future date or period.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2006

(in thousands)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	Marriott London Grosvenor Square Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Assets
Property and equipment	$1,849,541	$355,613	$2,205,154	$98,601	$(98,601	)(2a)	$2,296,756
					91,602	(2b)
Less accumulated depreciation	(236,145)	(17,986)	(254,131)	(11,905)	11,905	(2a)	(254,131)

Net property and equipment	1,613,396	337,627	1,951,023	86,696	4,906		2,042,625

Goodwill	163,175	131,990	295,165		66,060	(2b)	361,225

Intangible assets	4,761	2,100	6,861	14,667	(14,667	)(2a)	45,691
					38,830	(2b)

Assets held for sale	46,602	(46,602)	—				—
Investment in joint ventures	89,247	(15,459)	73,788				73,788
Cash and cash equivalents	153,915	27,652	181,567	5,775	(1,335	)(2c)	186,007
					180,858	(2d)
					19,287	(2e)
					(200,145	)(2f)

Restricted cash and cash equivalents	22,257	7,248	29,505	5			29,510
Accounts receivable, net	49,176	9,999	59,175	5,699			64,874
Deferred financing costs, net	7,666	893	8,559		1,335	(2c)	9,894
Other assets	111,041	3,205	114,246	24,890	(19,823	)(2g)	119,313
Insurance recoveries receivable	12,702		12,702				12,702

Total assets	$2,273,938	$458,653	$2,732,591	$137,732	$75,306		$2,945,629

Liabilities and Shareholders’ Equity

Liabilities:
Mortgages and other debt payable	$699,413	$274,441	$973,854	$139,287	$(139,287	)(2h)	$1,154,712
					180,858	(2d)
Bank credit facility	—	75,852	75,852		19,287	(2e)	95,139
Liabilities of assets held for sale	18,508	(18,508)	—				—
Accounts payable and accrued expenses	135,967	35,265	171,232	16,914	(4,021	)(2g)	184,125
Distributions payable	19,115		19,115				19,115
Deferred gain on sale of hotels	106,574		106,574				106,574

Total liabilities	979,577	367,050	1,346,627	156,201	56,837		1,559,665

Minority interests in SHR’s operating partnership	13,289	1,290	14,579				14,579
Minority interests in consolidated affiliates	10,494	1,798	12,292				12,292

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares	97,553		97,553				97,553
8.25% Series B Cumulative Redeemable Preferred Shares	110,878		110,878				110,878
8.25% Series C Cumulative Redeemable Preferred Shares	138,472		138,472				138,472
Common shares	753		753				753
Additional paid-in capital	1,220,689	(1,290)	1,219,399	15	(15	)(2a)	1,219,399
Accumulated deficit	(221,708)	89,805	(131,903)	(18,919)	18,919	(2a)	(131,903)
Accumulated distributions	(93,996)		(93,996)				(93,996)
Accumulated other comprehensive income	17,937		17,937	435	(435	)(2a)	17,937

Total shareholders’ equity	1,270,578	88,515	1,359,093	(18,469)	18,469		1,359,093

Total liabilities and shareholders’ equity	$2,273,938	$458,653	$2,732,591	$137,732	$75,306		$2,945,629

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our October 17, 2006 Form 8-K/A were made to account for the following transactions:

a)	On August 3, 2006 we acquired our joint venture partner’s 65% interest in the entity that owns the InterContinental Hotel in Prague, Czech Republic for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

b)	On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million.

c)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million.

d)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel for $330.0 million plus assumed debt of $8.6 million. We used cash on hand, which included proceeds raised from common and preferred stock offerings and mortgage debt proceeds described below to acquire this property.

e)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel hotel.

2.	Marriott London Grosvenor Square Hotel Historical and Pro Forma Adjustments – On August 31, 2006, we purchased the Marriott London Grosvenor Square hotel for £103.0 million ($192.0 million). We used mortgage debt and borrowings under our bank credit facility to acquire this property.

The total pro forma consideration as shown in the table below is allocated to the assets and liabilities of the Marriott London Grosvenor Square hotel as if the transaction had occurred on June 30, 2006.

(in thousands)
Total pro forma consideration:
Proceeds from bank credit facility	$19,287
Proceeds from mortgage loans	180,858

$200,145
Preliminary allocation of purchase price:
Fair value of property and equipment	$91,602
Goodwill	66,060
Intangible asset – below market ground lease	38,830
Historical value of cash and cash equivalents acquired	5,775
Historical value of restricted cash acquired	5
Historical value of accounts receivable acquired	5,699
Historical value of other assets acquired	5,067
Historical value of accounts payable and accrued expenses assumed	(12,893)

$200,145

The following pro forma adjustments were made to account for this acquisition:

a)	Reflects the elimination of the Marriott London Grosvenor Square hotel’s historical account balances.

b)	Reflects the fair value of assets acquired.

c)	Reflects the $1.3 million of deferred financing costs applicable to closing the mortgage loan agreement.

d)	Reflects the $180.9 million of mortgage loan proceeds.

e)	Reflects the $19.3 million of borrowings under the bank credit facility and cash paid to fund the transaction.

f)	Reflects the pro forma $200.1 million of cash paid to fund the transaction.

g)	Reflects net working capital proration adjustments.

h)	Reflects the $73.1 million elimination of secured bank loans and $66.2 million elimination of loans payable to related parties not assumed in the transaction.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	Marriott London Grosvenor Square Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$159,419	$48,906	$208,325	$10,625	$—		$218,950
Food and beverage	96,468	35,967	132,435	4,497			136,932
Other hotel operating revenue	27,391	11,230	38,621	1,053			39,674

	283,278	96,103	379,381	16,175	—		395,556
Lease revenue	7,769		7,769				7,769

Total revenues	291,047	96,103	387,150	16,175	—		403,325

Operating Costs and Expenses:
Rooms	37,970	14,127	52,097	2,567			54,664
Food and beverage	66,142	27,358	93,500	3,154			96,654
Other departmental expenses	72,353	14,288	86,641	190			86,831
Management fees	9,093	4,701	13,794	823			14,617
Other hotel expenses	18,281	13,387	31,668	5,350			37,018
Lease expense	6,619		6,619				6,619
Depreciation and amortization	29,228	13,644	42,872	3,111	(1,020	)(2a)	44,963
Corporate expenses	12,589		12,589				12,589

Total operating costs and expenses	252,275	87,505	339,780	15,195	(1,020)		353,955

Operating income	38,772	8,598	47,370	980	1,020		49,370

Interest expense	(15,358)	(9,900)	(25,258)	(3,975)	(2,038	)(2b)	(31,366)
					(95	)(2c)
Interest income	2,476	66	2,542	16			2,558
Equity in losses of joint ventures	(947)	(180)	(1,127)				(1,127)
Gain on sale of assets	—	753	753				753
Other income, net	2,677	(2,184)	493				493

Income before income taxes and minority interest	27,620	(2,847)	24,773	(2,979)	(1,113)		20,681
Income tax expense	(2,871)	(756)	(3,627)				(3,627)
Minority interest expense in SHR’s operating partnership	(632)	138	(494)		102	(2d)	(392)
Minority interest expense in consolidated affiliates	(789)		(789)				(789)

Income from continuing operations	$23,328	$(3,465)	$19,863	$(2,979)	$(1,011)		$15,873

Income from continuing operations applicable to common shareholders per share:
Basic:	$0.23						$0.01 (3)
Diluted:	$0.23						$0.01 (3)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our October 17, 2006 Form 8-K/A were made to account for the following transactions:

a)	On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property.

b)	On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property.

c)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center.

d)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property.

e)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel.

f)	On August 3, 2006 we acquired our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague Hotel in Prague, Czech Republic for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

2.	Marriott London Grosvenor Square Hotel Historical and Pro Forma Adjustments – On August 31, 2006, we purchased the Marriott London Grosvenor Square hotel for £103.0 million ($192.0 million). We used mortgage debt and borrowings on the bank credit facility to acquire this property. The following pro forma adjustments were made to account for this acquisition and minority interest for all pro forma activity:

a)	Reflects a $1.0 million incremental decrease from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

b)	Reflects a $2.0 million incremental increase from the historical interest expense related to the $180.9 million mortgage debt and $19.3 million of borrowings under the bank credit facility. We used an average LIBOR rate of 4.9% plus the designated spreads to calculate interest expense for the variable rate debt.

c)	Reflects $0.1 million amortization of deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the loan (7 years) using the straight-line method, which approximates the effective interest method.

d)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average 2.49% interest in the operating partnership owned by others.

3.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	60,750	60,950
Pro forma impact of common stock offerings	14,030	14,030

Pro forma basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	74,780	74,980

Pro forma income from continuing operations for the six months ended June 30, 2006	$15,873	$15,873
Historical preferred shareholder dividends	(9,620)	(9,620)
Pro forma Series B Preferred shareholder dividend	(791)	(791)
Pro forma Series C Preferred shareholder dividend	(4,513)	(4,513)

Pro forma income from continuing operations applicable to common shareholders for the six months ended June 30, 2006	$949	$949

Pro forma income from continuing operations applicable to common shareholders per share for the six months ended June 30, 2006 – basic and diluted	$0.01	$0.01

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	Marriott London Grosvenor Square Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$257,628	$104,964	$362,592	$19,826	$—		$382,418
Food and beverage	164,838	72,848	237,686	8,438			246,124
Other hotel operating revenue	53,492	23,986	77,478	1,258			78,736

	475,958	201,798	677,756	29,522	—		707,278
Lease revenue	16,787		16,787				16,787

Total revenues	492,745	201,798	694,543	29,522	—		724,065
Operating Costs and Expenses:
Rooms	62,730	32,827	95,557	4,805			100,362
Food and beverage	116,493	57,076	173,569	6,419			179,988
Other departmental expenses	136,559	20,393	156,952	267			157,219
Management fees	15,033	11,474	26,507	1,339			27,846
Other hotel expenses	29,089	42,964	72,053	9,718			81,771
Lease expense	13,178		13,178				13,178
Depreciation and amortization	49,824	33,534	83,358	6,521	(2,339	)(2a)	87,540
Corporate expenses	21,023		21,023				21,023

Total operating costs and expenses	443,929	198,268	642,197	29,069	(2,339)		668,927

Operating income	48,816	3,530	52,346	453	2,339		55,138

Interest expense	(36,142)	(15,712)	(51,854)	(9,313)	207	(2b)	(61,151)
					(191	)(2c)

Interest income	2,117	(64)	2,053	31			2,084
Gain on sale of assets	—	356	356				356
Loss on early extinguishment of debt	(7,572)	1,032	(6,540)				(6,540)
Other income, net	8,359	2,894	11,253	25			11,278

Income before income taxes and minority interest	15,578	(7,964)	7,614	(8,804)	2,355		1,165
Income tax expense	(1,298)	(2,795)	(4,093)				(4,093)
Minority interests	(3,508)	1,968	(1,540)		867	(2d)	(673)

Income (loss) from continuing operations	$10,772	$(8,791)	$1,981	$(8,804)	$3,222		$(3,601)

Income (loss) from continuing operations applicable to common shareholders per share:
Basic:	$0.11						$(0.56	)(3)
Diluted:	$0.11						$(0.56	)(3)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our October 17, 2006 Form 8-K/A were made to account for the following transactions:

a)	We entered into partnership agreements with InterContinental Hotels Group (the Ventures) and on April 1, 2005 we purchased an 85% controlling interest in the Ventures which own the InterContinental hotels in Chicago and Miami. In connection with this transaction, the Ventures obtained $202.0 million of debt financing.

b)	On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property.

c)	On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property.

d)	On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort.

e)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center.

f)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property.

g)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel.

h)	On August 3, 2006 we acquired our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague Hotel in Prague, Czech Republic for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

2.	Marriott London Grosvenor Square Hotel Historical and Pro Forma Adjustments – On August 31, 2006, we purchased the Marriott London Grosvenor Square hotel for £103.0 million ($192.0 million). We used mortgage debt and borrowings under our bank credit facility to acquire this property. The following pro forma adjustments were made to account for this acquisition and minority interest for all pro forma activity:

a)	Reflects a $2.3 million incremental decrease from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting

b)	Reflects a $0.2 million incremental decrease from historical interest expense related to the $180.9 million mortgage debt and $19.3 million of borrowings under the bank credit facility. We used an average LIBOR rate of 3.5% plus the designated spreads to calculate interest expense for the variable rate debt.

c)	Reflects $0.2 million of amortization of deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the loan agreement (7 years) using the straight-line method, which approximates the effective interest method.

d)	Reflects the $0.9 million adjustment for minority interest to give effect to the weighted average 13.45% interest in the operating partnership owned by others.

3.	Loss From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted loss from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the year ended December 31, 2005	35,376	35,577
Pro forma impact of common stock offerings	24,100	24,100
Restricted stock units no longer dilutive under pro forma loss from continuing operations	—	(201)

Pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2005	59,476	59,476

Pro forma loss from continuing operations for the year ended December 31, 2005	$(3,601)	$(3,601)
Historical preferred shareholder dividends	(6,753)	(6,753)
Pro forma Series A Preferred shareholder dividend	(1,747)	(1,747)
Pro forma Series B Preferred shareholder dividend	(9,488)	(9,488)
Pro forma Series C Preferred shareholder dividend	(11,859)	(11,859)

Pro forma loss from continuing operations applicable to common shareholders for the year ended December 31, 2005	$(33,448)	$(33,448)

Pro forma loss from continuing operations applicable to common shareholders per share for the year ended December 31, 2005 – basic and diluted	$(0.56)	$(0.56)